UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2011

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information

Item 2.02 Results of Operations and Financial Condition

On January 31, 2011, Plum Creek Timber Company, Inc. issued a press release reporting its results of operations for the quarter and year ended December 31, 2010, and posted to its website (www.plumcreek.com) certain supplemental financial and statistical information for the quarter and year ended December 31, 2010. A copy of the press release and the supplemental financial and statistical information are attached hereto as Exhibits 99.1 and 99.2, respectively.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished with this report:

Exhibit No.
99.1	Press release of Plum Creek Timber Company, Inc. issued January 31, 2011, reporting results of operations for the quarter and year ended December 31, 2010.

99.2	Supplemental Financial and Statistical Information for the quarter and year ended December 31, 2010, posted on January 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ David W. Lambert
David W. Lambert
Senior Vice President and Chief Financial Officer

DATED: January 31, 2011

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.
99.1	Press release of Plum Creek Timber Company, Inc. issued January 31, 2011, reporting results of operations for the quarter and year ended December 31, 2010.

99.2	Supplemental Financial and Statistical Information for the quarter and year ended December 31, 2010, posted on January 31, 2011.